UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	May 3, 2005

YDI WIRELESS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29053 (Commission file number)	04-2751645 (IRS employer identification no.)

8000 Lee Highway, Falls Church, VA (Address of principal executive offices)	22042 (Zip code)

Registrant's telephone number, including area code:	(703) 205-0600

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

        On May 3, 2005, YDI Wireless, Inc. issued a press release announcing financial results for its first quarter ended March 31, 2005. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2005	YDI WIRELESS, INC. By: /s/ Patrick L. Milton Patrick L. Milton Chief Financial Officer

EXHIBIT INDEX

Number 99.1	Title Press release dated May 3, 2005.

2